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                                                                   Exhibit 10.18

                NORD RESOURCES CORPORATION SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT (this "Agreement") has been entered into, as of the date of acceptance set forth on page 5 hereof, between Nord Resources Corporation (the "Company") and the person or entity executing this Agreement as the registered holder of the Units (as defined below) on behalf of the beneficial owner or owners thereof (hereinafter, the "Purchaser"). By the Purchaser's execution hereof, Purchaser acknowledges that the Company is relying upon the accuracy of the representations and warranties of the Purchaser contained herein.

I. General. This Agreement sets forth the terms under which Purchaser will invest in the Company.

This subscription is one of a number of subscriptions for up to 1,000,000 Units (defined below) offered on behalf of the Company in a private placement (the "Offering"). Execution of this Agreement by the Purchaser shall constitute an offer by the Purchaser to subscribe for Units, in the number, and on the terms and conditions, specified herein. If the Purchaser's offer is accepted, the Company will execute a copy of this Agreement and return it to the Purchaser.

The Purchaser's offer must be unconditional. The Purchaser may not condition the acceptability of its offer upon any matter.

2. Definition of "Unit". Each "Unit" shall consist of one share of the Common Stock of the Company, par value $.01 per share (a "Common Share") and one-half of one Common Share Purchase Warrant (a "Purchase Warrant"), each whole Purchase Warrant entitling the holder thereof for three years from the closing of the Offering to purchase one Common Share upon payment of $.40. (All references herein to monetary units refer to U.S. dollars.)

3. Subscription Amount and Payment. Purchaser hereby subscribes for ____________ Units (at $.40 per Unit), and submits to the Company herewith
$_____________________ in full payment for such Units.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser, that it:

     (a) is duly incorporated under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as now conducted by it;

     (b) is qualified to carry on business under the laws of the jurisdiction in which it presently carries on business;

     (c) has full corporate power and capacity to create and issue the Common Shares and Purchase Warrants and issue the Common Shares upon the exercise of the Purchase Warrants;

     (d) has duly authorized this Agreement and this Agreement constitutes a valid obligation of the Company duly binding upon it and enforceable in accordance with its terms except as such enforceability may be subject to (I) bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and (2) general equitable principles;

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     (e)  has authorized capital consisting of 50,000,000 Common Shares, par value $.01 per share, of which there are as at the date hereof 25,180,477 Common Shares outstanding as fully paid and non-assessable, together with options to purchase an additional 4,284,999 Common Shares; and

     (f) has not, in connection with the Offering of Units, engaged in any general solicitation or general advertising (as those terms are used in Regulation D under the United States Securities Act of 1933, as amended (the "Securities Act"). including advertisements, articles, notices or other communications published in any newspaper., magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

5. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to the Company, on behalf of the beneficial owner or owners, that such beneficial owner or owners:

     (a)  are duly authorized to consummate the purchase of the Units;

     (b) understand that the Common Shares and Purchase Warrants have not been and will not be registered under the Securities Act, and that the sale contemplated hereby is being made in reliance on a private placement exemption to Accredited Investors (as defined below);

     (c) is an "accredited investor" as defined in Rule 501(a) under the Securities Act ("Accredited Investor") and have completed the Investor Questionnaire accurately; and is acquiring the Common Shares and Purchase Warrants for its own account or for the account of an Accredited Investor as to which it exercises sole investment discretion, and not with a view to any resale, distribution or other disposition of the Units;

     (d) is not an underwriter, dealer or other person who participates in the distribution of the Shares that are to be offered or sold pursuant to this Subscription;

     (e) has received, and has carefully read and reviewed the Private Placement Offering Memorandum dated April 2, 2004, including the Risk Factors and Company financial information set forth therein (the "Offering Memorandum"), and this Agreement, and confirm that all requested documents, records and books pertaining to their prospective investment in the Company have been made available to them;

     (f) have had the opportunity to ask questions of, and receive answers from, the management of the Company concerning the terms of an investment in the Common Shares and Purchase Warrants, and concerning any additional information regarding the Company;

     (g) confirm that, except as set forth in this Agreement, no representations or warranties have been made to them by the Company, or by any of its officers, directors or any agent, employee or affiliate of any of them, and that in entering into this Agreement they are not relying upon any information, other than that contained in the Exchange Act Reports, this Agreement, and the discussions and other


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          information described in subsection (e) and (f) above;

     (h) confirm that the statements and information provided by the Purchaser in this Agreement and otherwise communicated by the Purchaser to the Company, are complete and accurate in all respects;

     (i) acknowledge that there can be no guarantee of profit to be realized, if any. as a result of an investment in the Company;

     (j) acknowledge and are aware that the Common Shares and Purchase Warrants are a speculative investment which involve a high degree of risk, including those set forth in the Offering Memorandum;

     (k) have sufficient knowledge and experience in financial and business matters to be capable of evaluating the risks and merits of an investment in the Company, and have been provided with adequate information to be able to make an informed decision with respect thereto;

     (I) agree that if it decides to offer, sell or otherwise transfer any of the Common Shares or Purchase Warrants, it will not offer, sell or otherwise transfer any of such Common Shares or Purchase Warrants)- directly or indirectly unless:

          (i) (1) the sale is to an Accredited Investor, and (2) a purchaser's letter containing representations, warranties and agreements substantially similar to those contained in this Agreement and satisfactory to the Company, is executed by the purchaser and delivered to the Company prior to the sale; or

          (ii) the sale is made outside. the United States in compliance with the requirements of Rules 904 and 905 of Regulation S under the Securities Act and in compliance with applicable local laws and regulations; or

          (iii) the sale is made pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder, if available; or

          (iv) the Units are sold in a transaction that does not require registration under the Securities Act or any applicable United States state laws and regulations governing the offer and sale of securities;

          and it has furnished to the Company an opinion of counsel of recognized standing in the relevant jurisdictions reasonably satisfactory to the Company; and

     (m) understand and acknowledge that upon the original issuance of the Common Shares and Purchase Warrants, and until such time as is no longer required under the Securities Act or applicable state laws, all certificates representing the Common Shares and Purchase Warrants, and all certificates issued in exchange therefore or in substitution thereof, shall bear, on the face of such certificates, a legend substantially similar to the following:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE NOT BEEN REGISTERED UNDER THE ACT. THESE SECURITIES


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          MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN
          EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGJSTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH
          IS TO BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER. THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL SKILLED IN SECURITIES MATTERS AND OTHER EVIDENCE OF COMPLIANCE WITH THE ACT PRIOR TO PERMITTING A TRANSFER OF THESE SECURITIES.

THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE TRUE AND ACCURATE AS OF THE DATE HEREOF AND SHALL SURVIVE THE DELIVERY OF THIS AGREEMENT BY THE PURCHASER. PURCHASER AGREES TO NOTIFY THE COMPANY PROMPTLY OF ANY CHANGES TO ANY OF THE FOREGOING.

6. Indemnification. The Purchaser hereby indemnifies and holds harmless the Company and its officers, directors, agents and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of the Purchaser's (or such other's) failure to fulfill any of the terms or conditions of this Agreement or the Investor Questionnaire, or by reason of any untrue statement made herein or therein or any breach of any representation, warranty, acknowledgment or agreement made herein or therein.

7. Purchase. Sale and Delivery of the Share. On the basis of the representations, warranties and agreements herein contained. but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company the number of Units set forth in Section 3 of this Agreement for the aggregate purchase price set forth in Section 3. A certificate representing the aggregate number of shares of Common Stock and Purchase Warrants will be delivered to the Purchaser following payment to the Company of the purchase price for the Units, in United States Dollars, in immediately available funds.

8. Miscellaneous.

     (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware in the United States.

     (b) This Agreement contains the entire agreement between the parties. The provisions of this Agreement may not be modified or waived except in writing.

     (c) The headings of this Agreement are for convenience of reference only, and they shall not limit or otherwise affect the interpretation of any term or provision hereof.

     (d) This Agreement and the rights, powers and duties set forth herein shall. except as set forth herein, bind and inure to the benefit of the heirs, executors, administrators, legal representatives. successors and assigns of the parties hereto.

     (e) The Purchaser may not assign any of Purchaser's rights or interest in and under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

     (f) The entity executing this Agreement represents that it has all required power and authority to execute, deliver and perform this Agreement for itself and for the behalf of the beneficial owners of the Units.

9. Counterparts. This Agreement shall be executed in two counterparts, each of which shall constitute an original. The Company shall retain one counterpart, and one counterpart shall be


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returned to the Purchaser upon acceptance thereof by the Company.

     IN WITNESS WHEREOF, I have executed this Subscription Agreement, as Purchaser, on this __________________ day of ___________________, 2004.

                          TYPE OF OWNERSHIP (Check One)

     _______ Individual Ownership (one signature required)

     _______ Joint Tenants with Right of Survivorship (both parties must sign)

     _______ Tenants in Common (both parties must sign)

     _______ Trust (please include name of trust, name of trustee, date trust was formed and provide a copy of the Trust Agreement or other authorization)

     _______ Partnership (please include a copy of the Partnership Agreement)

     _______ Community Property (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

     _______ Corporation (please include certified corporate resolution authorizing signature and investment in the program)

                                         ---------------------------------------


                                         ---------------------------------------
                                         Signature(s) of Purchaser(s)

Social Security or Tax                   ---------------------------------------
Identification Number(s):
                                         ---------------------------------------
-------------------------------------    Name(s) of Purchaser(s)
                                         (Please Print)
-------------------------------------
                                         ---------------------------------------

                                         ---------------------------------------
                                         Address of Purchaser(s) (Please Print)


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ACCEPTED:

NORD RESOURCES CORPORATION


By:
    ---------------------------------
          Authorized Officer

Date:
      -------------------------------


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